Defined Asset Funds [Registered]
                             Quantitative Research
                                  Series 2000
                                       3
                            The Select Ten Portfolio

A Disciplined Approach to Value Investing ...

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[logo] Select Ten Portfolio - DJIA

THE DOW JONES INDUSTRIAL AVERAGE(*) (DJIA) -- Its 30 companies are known the world over as giants of global industry. A benchmark for American stock prices, its gains and losses influence markets around the globe. Defined Asset Funds [Registered] has a strategy designed to select value stocks from this esteemed index. . .

                            The Select Ten Strategy

Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind -- yours.

The Portfolio

The Defined Asset Funds Select Ten Portfolio seeks total return by investing in ten stocks from the DJIA, based on dividend yield. The Portfolio aims for both dividend income and capital appreciation by following a value-oriented strategy.


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Dividend Yield

The Strategy calls for selecting the ten highest dividend-yielding stocks in the DJIA, and investing approximately equal dollar amounts in each stock. A higher yield may indicate that a stock is out of favor. As the price of a stock declines, the dividend yield often increases, indicating a possible buying opportunity.

The Universe

The stocks were chosen from the DJIA, representing large-cap industry leaders, which derive a portion of their revenue from international operations. Their size, strength and financial stability may give them the resiliency to overcome adversity. Therefore, these companies may be able to recover from current under- valuations.

New Portfolio Annually

The Portfolio will hold its stock for about one year. At the end of that period, we intend to reapply the Strategy to select a new Portfolio of the ten highest dividend- yielding stocks at that time. This annual process makes it possible for the Strategy to capitalize on new opportunities in the marketplace.

Discipline

Using dividend yield as a selection criterion eliminates emotion from the investment decision-making process. This disciplined contrarian approach to investing selects established stocks that others might be selling. It also eliminates the need to make buy and sell decisions on individual stocks.

Tax Efficiency

By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%). On rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

Past Performance of Prior Select Ten Portfolios

Past performance is no guarantee of future results.


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From Inception Through 6/30/00
(including annual rollovers)                 Most Recently Completed Portfolio

Series    Inception Date    Return           Period                    Return

B         5/17/91           10.45%           6/1/98-7/9/99               8.04%
A         1/3/92             9.72            2/4/99-3/10/00            -15.59
C         9/1/92            12.18            9/28/98-10/29/99           11.44
3         7/22/96            8.25            8/3/98-9/10/99             11.05
5         11/1/96            4.75            11/16/98-12/17/99           2.36
J         1/2/97             1.84            1/11/99-2/11/00           -18.07
I         2/25/97           -1.17            3/8/99-4/7/00              -6.03
2         4/28/97            0.83            5/10/99-6/9/00            -19.83
4         9/3/97            -2.13            9/8/98-10/15/99             8.75

The chart above shows average annual total returns, which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. "From Inception" returns differ from "Most Recently Completed Portfolio" returns because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

(*) Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of this Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to this Portfolio. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc.

Select Ten Portfolio Series 2000 3(+)

                                                            Current
Name of Issuer                                 Symbol       Dividend Yield(++)

1.  Philip Morris Companies, Inc.              MO           6.19%
2.  Caterpillar, Inc.                          CAT          3.20
3.  General Motors Corporation                 GM           3.16
4.  International Paper Company                IP           2.86
5.  Eastman Kodak Company                      EK           2.85
6.  AT&T Corporation                           T            2.8
7.  Du Pont (E.I.) De Nemours & Company        DD           2.84
8.  J.P. Morgan & Company, Inc.                JPM          2.78
9.  The Proctor & Gamble Company               PG           2.40
10.Minnesota Mining & Manufacturing Company    MMM          2.40

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

Hypothetical Past Performance of the Strategy (not any Portfolio)

27-Year Annual Total Return
Strategy returns are net of sales charges and expenses.(ss)


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
                                         S&P 500(*)                                             S&P 500(*)
Year     Strategy(ss)      DJIA          Index            Year     Strategy(ss)     DJIA        Index
1973       -4.08%          -13.12%       -14.66%          1988        22.44          15.95       15.58
1974       -2.40           -23.14        -26.47           1989        25.65          31.71       31.11
1975       55.65            44.40         36.92           1990       -10.14          -0.57       -3.20
1976       33.25            22.72         23.53           1991        31.81          23.93       30.51
1977       -2.90           -12.71         -7.19           1992         6.44           7.34        7.67
1978       -1.91             2.69          6.39           1993        25.30          16.72        9.97
1979       10.48            10.52         18.02           1994         1.95           4.95        1.30
1980       24.69            21.41         31.50           1995        34.97          36.48       37.10
1981        5.51            -3.40         -4.83           1996        26.34          28.57       22.69
1982       23.78            25.79         20.26           1997        19.92          24.78       33.10
1983       36.93            25.68         22.27           1998         8.55          18.00       28.34
1984        5.41             1.06          5.95           1999         1.68          27.01       20.89
1985       27.00            32.78         31.43           6/30/00    -17.47          -8.44       -0.44
1986       32.96            26.91         18.37
1987        5.06             6.02          5.67           Average     14.28%         13.05%      13.40%


Average Annual Total Returns
For periods ending 12/31/99
                  3 year    5 year    10 year    15 year    20 year    25 year
Strategy(ss)      9.49%     17.51%    13.65%     16.47%     17.01%     16.99%
DJIA              23.20     26.83     18.19      19.52      17.95      16.72
S&P 500 Index     27.34     28.28     18.07      18.78      17.64      17.02


Hypothetical past performance of the Strategy is no guarantee of future performance of any Portfolio. There can be no assurance that any Portfolio will outperform either index. The Strategy would have underperformed the DJIA in 14 and the S&P 500 Index in 13 of the last 27 years.

Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price, and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times, stocks may not be weighted equally and Strategy returns do not reflect deduction of commissions.

For daily quotes, information on underlying securities and details on our entire family of funds, visit our Web site at: definedfunds.com/ml

(+) Initial date of deposit August 14, 2000.


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(++) Current dividend yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend declared on that security and dividing the result by its market value as of the close of trading on August 11, 2000. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

(ss) Net of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), creation and development fee and estimated expenses.

definedfunds.com/ml
BUY WITH KNOWLEDGE, HOLD WITH CONFIDENCE.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy Portfolios [SM]
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio


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FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained or that unit prices will not decline.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.

o These stocks may have higher yields because they or their industries are experiencing difficulties or are out of favor. There can be no assurance that the market factors which contributed to these relatively low prices will change.

o Stocks are chosen for characteristics such as quality and value, which may be at odds with those of the stocks driving the market at any given time.

Taxes

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

                                  As a % of Public      Amount Per
                                  Offering Price        1,000 Units

Initial Sales Charge              1.00%                 $10.00
Deferred Sales Charge             1.50%                 $15.00
Maximum Sales Charge              2.50%                 $25.00


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


Creation and Development Fee
(as a % of net assets)            0.250%                $2.48
Estimated Organization Costs                            $0.84


If you sell your units before the termination date, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                            Your Maximum Sales Charge
If you                                      (as a % of your investment)
Invest:                                                Will Be:
Less than $50,000                                           2.50%
$50,000 to 99,999                                           2.25
$100,000 to $249,999                                        1.75
$250,000 to $999,999                                        1.50
$1,000,000 or more                                          0.75


Add Value to Your Portfolio!

You can get started with $250. This Fund is eligible for purchase through Unlimited Advantage [SM] accounts, in which Unlimited Advantage fees apply in lieu of traditional sales charges. Call your financial professional to learn how the Select Ten Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.


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[logo] Printed on Recycled Paper                                   11342BR-8/00

[copyright] 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.


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